UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

FEDERATED HERMES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Address of principal executive offices, including zip code)

(412) 288-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, no par value	FHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 15, 2022, Federated Hermes, Inc. (“Federated Hermes”) entered into a material definitive Asset Purchase Agreement (“Agreement”) to acquire substantially all of the assets of C.W. Henderson & Associates, Inc. (“Seller”) related to Seller’s investment management business, including Seller’s management of direct accounts, dual contract separately managed accounts/ wrap fee (“SMA”) accounts and sub-advised SMA accounts (“Transaction”). The parties to the Agreement are Federated Hermes, Seller and Seller’s owners identified therein. Seller is an investment advisor registered under the Investment Advisers Act of 1940 that specializes in managing municipal securities for direct accounts and SMAs, and is based in Chicago, Illinois. The initial purchase price for the Transaction is expected to be $30 million based on current asset levels and assuming a certain level of consents to assignment of Seller’s investment advisory contracts are obtained. The Transaction also involves a series of contingent purchase price payments, which can total as much as $20 million in the aggregate and can become payable annually for the next five years based on certain levels of net revenue growth being obtained. The Transaction is expected to be consummated (“Closing”) in the third quarter 2022.
The Transaction has been approved by Federated Hermes’ Board of Directors and Seller’s Board of Directors and shareholders, and is subject to customary conditions to Closing. The Agreement includes customary representations and warranties and covenants, including certain restrictive covenants relating to non-competition and non-solicitation of clients and employees made by the Seller and its owners. Attached herewith as Exhibit 99.1 is a press release issued by Federated Hermes with additional details concerning the Transaction.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit 99.1	Press Release issued by Federated Hermes, Inc. dated June 18, 2022 (filed herewith)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED HERMES, INC.
(REGISTRANT)

Date	July 18, 2022	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer